UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
FIRSTHAND TECHNOLOGY VALUE FUND, INC.

(Name of Registrant as Specified in Its Chart

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

April 24, 2013

Dear Fellow Stockholders:

As we wrote to you last month, you are cordially invited to attend the 2013 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc. (the “Company”) on May 23, 2013 at 2:00 p.m., Pacific Time, at the Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110.

The matters for consideration at the meeting are:

i.	the election of one director of the Company;
ii.	the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013; and
iii.	the transaction of any other business that may properly come before the meeting or any adjournment or postponement thereof.

We regret to inform you that the incumbent director, Rodney Yee, who was nominated for re-election at the stockholders’ meeting has resigned from the board for personal reasons.  We thank Rodney for his service to the Company.

The remaining directors have elected Mark FitzGerald to fill that vacancy and to stand for re-election at this coming stockholders’ meeting.  We are pleased to share more information about Mark in the enclosed supplement to the proxy statement.  We think Mark makes an excellent director, and we encourage you to review his background and support his re-election.

Please use the updated replacement proxy card included with these materials rather than the original card.  Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

If you have any questions about the enclosed proxy or need assistance in voting your shares, please call 800.976.8776.

Sincerely,

Kevin Landis
Chairman of the Board of Directors,
CEO and President

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.	WHY DID THE COMPANY SEND ME THIS SUPPLEMENT AND NEW PROXY?

A.
As stated in the original proxy statement, you are being asked to vote on the same proposals, but the director nominee standing for election has changed.  The nominee listed in the proxy materials, Rodney Yee, resigned from the board for personal reasons.  The board filled that vacancy with a new director, Mark FitzGerald, who has been nominated for re-election at this meeting.  This supplement provides information you need to know about this new director.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.
The Board of Directors of the Company unanimously recommends that you vote “FOR” the election of the new director, and “FOR” the other proposals described in the proxy statement and listed on the proxy card.

Q.	HOW CAN I VOTE?

A.
If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card.   Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. This supplement, the proxy statement and Annual Report all are available on the Internet at www.firsthandtvf.com/proxy2013
This information updates information that is included in the proxy statement. We urge you to read this information and the proxy statement carefully.
If you have questions, call 800.976.8776.

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

SUPPLEMENT TO PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS
May 23, 2013

This supplement to the proxy statement is being sent to you by the Board of Directors of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company,” “we,” “us,” or “our”). The Board of Directors is asking you to complete, sign, date, and return the enclosed proxy card, permitting your votes to be cast at the annual meeting (the “Annual Meeting”) of stockholders called to be held on May 23, 2013, at 2:00 p.m. Pacific Time at the Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110.

Stockholders of record at the close of business on March 15, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you hold on each matter on which holders of such shares are entitled to vote. This supplement and enclosed proxy are first being mailed to stockholders on or about May 1, 2013.

There is no change to the record date or the date of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 23, 2013: You should have already received a complete proxy statement, and our Annual Report to stockholders for the fiscal year ended December 31, 2012.  If you would like another copy either of those documents, please write us at the address shown at the top of this page or call us at 800.976.8776. They will be sent to you without charge. Our documents can be accessed on our website (www.firsthandtvf.com/proxy2013) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

PROPOSAL ONE
ELECTION OF DIRECTOR

Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III). We currently have four directors.

Class	Term*	Directors
I	to serve until the Annual Meeting of Stockholders in 2015	Greg Burglin

II	to serve until the Annual Meeting of Stockholders in 2013	Mark F. FitzGerald (new director)

III	to serve until the Annual Meeting of Stockholders in 2014	Kimun Lee Kevin Landis

*	Each director serves until the Annual Meeting of Stockholders for the designated year and until his successor is duly elected and qualifies. If elected, each director will serve a 3-year term.

The director whose term is expiring at this year’s Annual Meeting is the Class II director, Mark F. FitzGerald. The Board has nominated him for re-election at the Annual Meeting, to serve for a term of three years (until the 2016 Annual Meeting of Stockholders) and until his successor has been duly elected and qualifies.

The Board knows of no reason why the nominee will be unable to serve, and the nominee has consented to serve if re-elected. If the nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the person named as proxies may vote for other person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Mr. FitzGerald as the Class II director.

The following table sets forth the nominee’s name and age; position(s) with us and length of time served; principal occupation during the past five years; and other directorships held during the past five years. The address for the nominee is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on the nominee follows the table.

The directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of Firsthand Capital Management, Inc. (“FCM” or the “Investment Adviser”), or of our underwriters in offerings of our securities from time to time, as defined in the 1940 Act, are referred to herein as “Independent Directors.” None of our Independent Directors, nor any of their immediate family members, has been a director, officer or employee of FCM or its affiliates within the last five years.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

	Position(s) Held with		Number of
	Registrant,		Portfolios in
	Proposed Term of		Fund Complex(1)	Other Directorships
Name	Office/	Principal Occupations During Past	Overseen by	Held by Director During
(Year Born)	Time of Service	Five Years	Director	Past Five Years
Mark F. FitzGerald (born 1955)	Director (to serve until the 2016 Annual Meeting of Stockholders). Served since April 2013.	Retired since Feb. 2009; from June 2000 to Feb. 2007, managing director and senior analyst in the Technology Group of Banc of America Securities LLC (investing); from June 2007 to Feb. 2009, Managing Partner, Wilmont Investments (private technology investment fund).	1	None

(1)
The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included Firsthand Technology Value Fund, Inc., a closed-end fund, and Firsthand Funds, a family of open-ended funds registered under the 1940 Act that are managed by FCM.

DIRECTOR COMPENSATION

Mr. FitzGerald has not yet received any compensation as a director of the Company.  For the year ended December 31, 2013, he is scheduled to receive compensation of $20,000 per annum, consisting of a pro rata portion of a $10,000 annual retainer ($2,500 paid quarterly), and a per meeting fee of $2,500 for each quarterly meeting attended in person or by phone. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers, who will be covered under the same policy that covers FCM and Firsthand Funds, a mutual fund group advised by FCM.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has three standing committees: (1) the Audit Committee, (2) the Valuation Committee and (3) the Nominating Committee, as previously described in the proxy statement.  Mr. FitzGerald was also elected to fill the vacancies on each of those committees.

INFORMATION ABOUT THE NOMINEE’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS

The Board believes that the nominee has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to his continued service as a director of the Company in light of the Company’s business and structure. He has a demonstrated record of business and professional accomplishments that indicates that he has the ability to critically review, evaluate and access information provided to him. Certain of these business and professional experiences are set forth in detail in the table above.

In addition to the information provided in the table above, certain additional information regarding the nominee and his Director Attributes is provided below. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

           Mark FitzGerald is a technology industry veteran with 24 years of experience as an engineer, researcher, and securities analyst, with particular expertise in manufacturing process technologies used in the semiconductor, solar, and disk drive industries. He began his career as an engineer at Air Products & Chemicals (a supplier of industrial gases and chemicals) and Materials Technology (a manufacturer of wafer processing equipment for the semiconductor industry). Later, he assumed analyst positions at Hambrecht & Quist, Union Bank of Switzerland, Merrill Lynch, and most recently at Banc of America Securities LLC, where he was managing director and senior analyst in the Technology Group.  Mark holds bachelor's degrees in Chemistry and Literature from McGill University and an MBA from Duke.  The Board thinks his technical and business background will be valuable with respect to the Company’s investment focus.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE TO THE BOARD.

SECURITY OWNERSHIP OF NOMINEE

The nominee did not own any shares of the Company’s stock as of December 31, 2012, and currently does not own any of our shares.

Neither the nominee nor any of his immediate family members own beneficially or of record any securities in the Investment Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

By Order of the Board of Directors
Kelvin Leung Secretary

April 24, 2013

Firsthand®

IMPORTANT ANNUAL MEETING INFORMATION

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DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Updated Proxy Card (Disregard Prior Card)

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2.

1. THE ELECTION OF ONE CLASS II DIRECTOR FOR THE COMPANY TO HOLD OFFICE UNTIL THE 2016 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

MARK F. FITZGERALD

☐ **Mark here to vote FOR the nominee**   ☐ **Mark here to WITHHOLD vote from the nominee**   ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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The proxy statement and the Company's most recent Annual Report are available on the Internet at
www.firsthandtvf.com/proxy2013

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Firsthand®

Proxy — FIRSTHAND TECHNOLOGY VALUE FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS — May 23, 2013

The undersigned stockholder of Firsthand Technology Value Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Kelvin Landis and Omar Billawala, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Hilton San Jose Hotel at 300 Almaden Boulevard, San Jose, CA 95110, on May 23, 2013, at 2:00 p.m., Pacific Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED "FOR" EACH PROPOSAL.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

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